UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 8, 2017
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

ITEM 1.01    Entry into a Material Definitive Agreement.
On June 8, 2017, Arch Capital Group Ltd. (“ACGL” or the “Company”) entered into a purchase agreement the (“Purchase Agreement”) pursuant to which American International Group, Inc. and its affiliate National Union Fire Insurance Company of Pittsburgh, Pa. (collectively, the “Selling Shareholders”) agreed to sell, subject to and upon the terms and conditions set forth therein, 6,381,410 common shares of ACGL (the “Common Shares”) issuable upon conversion of 638,141 shares of the Company’s Series D Convertible Participating Non-Voting Perpetual Preferred Shares held by the Selling Shareholders, to the underwriters named therein (the “Underwriters”). ACGL will not receive any of the proceeds from the offering.
The public offering price is $92.50 per Common Share for an aggregate public offering price of $590,280,425. The Underwriters have an option to purchase from National Union Fire Insurance Company of Pittsburgh, Pa. up to 957,210 Common Shares at the public offering price, less the underwriting discount, within 30 days. The offering was made pursuant to an effective shelf registration statement and is expected to close on June 14, 2017.
A copy of the Purchase Agreement is attached as Exhibit 1.01 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 8.01    Other Events.
On June 8, 2017 and June 9, 2017, the Company issued a press release announcing the underwritten public offering of the Common Shares and the pricing of the Common Shares, respectively. A copy of the press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.
ITEM 9.01    Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
1.01
Purchase Agreement dated as of June 8, 2017 among ACGL, American International Group, Inc., National Union Fire Insurance Company of Pittsburgh, Pa., and Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press release dated June 8, 2017 announcing the underwritten public offering of the Common Shares.
99.2	Press release dated June 9, 2017 announcing the pricing of the underwritten public offering of the Common Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: June 12, 2017	By:	/s/ Mark D. Lyons
		Name:	Mark D. Lyons
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.01
Purchase Agreement dated as of June 8, 2017 among ACGL, American International Group, Inc., National Union Fire Insurance Company of Pittsburgh, Pa., and Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press release dated June 8, 2017 announcing the underwritten public offering of the Common Shares.
99.2	Press release dated June 9, 2017 announcing the pricing of the underwritten public offering of the Common Shares.